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EXHIBIT 99.3

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2003

United Pan-Europe Communications N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or Other Jurisdiction of Incorporation)

000-25365
(Commission File Number)

98-0191997
(I.R.S. Employer Identification Number)

Boeing Avenue 53
1119 PE, Schiphol Rijk
The Netherlands
(Address and zip code of principal executive offices)

(31) 20-778-9840
(Registrant's telephone number, including area code)

Item 3. Bankruptcy and Receivership.

        Exhibits 99.2 and 99.3 set forth two errata sheets to correct certain information in the second amended disclosure statement dated January 7, 2003 filed by United Pan-Europe Communications N.V. (the "Company") as exhibit 99.1 to the Form 8-K filed on January 9, 2003.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Second amended disclosure statement dated January 7, 2003 filed by the Company and New UPC, Inc., together with Annex A (second amended plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code) and Annex B (Akkoord (as revised)).*
99.2	Errata Sheet to the second amended disclosure statement dated January 7, 2003 of the Company.
99.3	Second Errata Sheet to the second amended disclosure statement dated January 7, 2003 of the Company.

*
Previously filed on January 9, 2003 as an exhibit to Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PAN-EUROPE COMMUNICATIONS N.V.
By:	/s/ ANTON A.M. TUIJTEN
Name:	Anton A.M. Tuijten
Title:	Member of the Board of Management and General Counsel

Dated: January 15, 2003

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  EXHIBIT 99.3